UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 19, 2007

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

$25.0 Million Revolving Line of Credit Agreement

On March 14, 2007, Franklin Covey Co. (the Company) entered into long-term secured revolving line-of-credit agreements with JPMorgan Chase Bank N.A. and Zions First National Bank (the Credit Agreements). The Credit Agreements provide a total of $25.0 million of borrowing capacity to the Company at an interest rate equal to LIBOR plus 1.10 percent. The Credit Agreements expire on March 14, 2010 and the Company may draw on the line of credit, repay, and draw again, on a revolving basis, up to the maximum loan amount of $25.0 million so long as no event of default has occurred and is continuing. The Credit Agreements also contain customary representations and guarantees as well as provisions for repayment and liens.

The Credit Agreements require the Company to be in compliance with specified financial covenants, including: (i) a funded debt to earnings ratio; (ii) a fixed charge coverage ratio; (iii) a limitation on annual capital expenditures; and (iv) a defined amount of minimum net worth. In the event of noncompliance with these financial covenants and other defined events of default, the lenders are entitled to certain remedies, including acceleration of the repayment of amounts outstanding on the Credit Agreements.

In connection with the Credit Agreements, the Company entered into separate Promissory Notes, a Security Agreement, Repayment Guaranty Agreements, and a Pledge and Security Agreement.

The Company may use the proceeds from the Credit Agreements for general corporate purposes and intends to use a portion of the revolving loan amount to redeem the remaining shares of outstanding Series A Preferred Stock as described in Item 8.01 below.

The foregoing description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the Credit Agreements and information contained in the related Promissory Notes, Security Agreement, Repayment Guaranty Agreements, and Pledge and Security Agreement, which are filed as Exhibits 10.1 through 10.8 attached hereto.

Canadian Line of Credit Agreement

In addition to the Credit Agreements described above, on February 19, 2007, the Company obtained a CDN $500,000 (approximately $425,300) revolving line of credit with Toronto-Dominion Bank through its wholly owned Canadian subsidiary (the Canadian Line of Credit). The Canadian Line of Credit is a revolving line of credit similar to the Credit Agreements described above and bears interest at the Canadian prime rate. In connection with the Canadian Line of Credit, the interest rate on the previously existing mortgage agreement with Toronto-Dominion Bank was reduced from Canadian prime plus one percent to the Canadian prime rate.

The Canadian Line of Credit may be used for general corporate purposes and requires the Company’s Canadian subsidiary to maintain a specified financial covenant for minimum debt service coverage.

The foregoing description of the Canadian Line of Credit does not purport to be complete and is qualified in its entirety by reference to the text of the Canadian Line of Credit, which is filed as Exhibit 10.9 attached hereto.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is incorporated herein by reference.

Item 8.01  Other Events

On March 14, 2007, the Company announced that it had given formal notice to the shareholders of its Series A Preferred Stock for the redemption of all remaining shares of Series A Preferred Stock totaling $37.3 million, or approximately 1.5 million shares. The Company intends to redeem all remaining shares of its Series A Preferred Stock for $25 per share, plus accrued dividends through April 4, 2007, the anticipated redemption date. Due to the proximity of the anticipated redemption date, the regular quarterly dividend payment due on March 15, 2007 will be paid to Series A Preferred Shareholders on the redemption date. The redemption of Series A Preferred Stock will reduce the Company’s annual dividend obligation by $3.7 million per year.

A copy of the press release announcing the foregoing items is attached hereto as exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This report contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including information with respect to the Company’s intended use of the proceeds from the Credit Agreements and the payment of dividends. Forward-looking statements are based on the Company’s current expectations and beliefs concerning future events and involve risks, uncertainties, and assumptions. A number of risks, uncertainties, and other important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the Company’s need to utilize the proceeds for other purposes and other factors that are more particularly described in the Company’s filings with the Securities and Exchange Commission, including information under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2006, and in subsequently filed quarterly reports on Form 10-Q. The Company believes that its forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits:

10.1	Revolving Line of Credit Agreement ($18,000,000) by and between JPMorgan Chase Bank, N.A. and Franklin Covey Co. dated March 14, 2007.

10.2	Secured Promissory Note between JPMorgan Chase Bank, N.A. and Franklin Covey Co. dated March 14, 2007.

10.3
Security Agreement between Franklin Covey Co., Franklin Covey Printing, Inc., Franklin Development Corporation, Franklin Covey Travel, Inc., Franklin Covey Catalog Sales, Inc., Franklin Covey Client Sales, Inc., Franklin Covey Product Sales, Inc., Franklin Covey Services LLC, Franklin Covey Marketing, LTD., and JPMorgan Chase Bank, N.A. and Zions First National Bank, dated March 14, 2007.

10.4
Repayment Guaranty between Franklin Covey Co., Franklin Covey Printing, Inc., Franklin Development Corporation, Franklin Covey Travel, Inc., Franklin Covey Catalog Sales, Inc., Franklin Covey Client Sales, Inc., Franklin Covey Product Sales, Inc., Franklin Covey Services LLC, Franklin Covey Marketing, LTD., and JPMorgan Chase Bank N.A., dated March 14, 2007.

10.5	Pledge and Security Agreement between Franklin Covey Co. and JPMorgan Chase Bank, N.A. and Zions First National Bank, dated March 14, 2007.

10.6	Revolving Line of Credit Agreement ($7,000,000) by and between Zions First National Bank and Franklin Covey Co. dated March 14, 2007.

10.7	Secured Promissory Note between Zions First National Bank and Franklin Covey Co. dated March 14, 2007.

10.8
Repayment Guaranty between Franklin Covey Co., Franklin Covey Printing, Inc., Franklin Development Corporation, Franklin Covey Travel, Inc., Franklin Covey Catalog Sales, Inc., Franklin Covey Client Sales, Inc., Franklin Covey Product Sales, Inc., Franklin Covey Services LLC, Franklin Covey Marketing, LTD., and Zions First National Bank, dated March 14, 2007.

10.9	Credit Agreement between Franklin Covey Canada, Ltd. and Toronto-Dominion Bank dated February 19, 2007.

99.1	Press release dated March 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	March 19, 2007	By:	/s/ STEPHEN D. YOUNG
Stephen D. Young
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

10.1	Revolving Line of Credit Agreement ($18,000,000) by and between JPMorgan Chase Bank, N.A. and Franklin Covey Co. dated March 14, 2007.

10.2	Secured Promissory Note between JPMorgan Chase Bank, N.A. and Franklin Covey Co. dated March 14, 2007.

10.3
Security Agreement between Franklin Covey Co., Franklin Covey Printing, Inc., Franklin Development Corporation, Franklin Covey Travel, Inc., Franklin Covey Catalog Sales, Inc., Franklin Covey Client Sales, Inc., Franklin Covey Product Sales, Inc., Franklin Covey Services LLC, Franklin Covey Marketing, LTD., and JPMorgan Chase Bank, N.A. and Zions First National Bank, dated March 14, 2007.

10.4
Repayment Guaranty between Franklin Covey Co., Franklin Covey Printing, Inc., Franklin Development Corporation, Franklin Covey Travel, Inc., Franklin Covey Catalog Sales, Inc., Franklin Covey Client Sales, Inc., Franklin Covey Product Sales, Inc., Franklin Covey Services LLC, Franklin Covey Marketing, LTD., and JPMorgan Chase Bank N.A., dated March 14, 2007.

10.5	Pledge and Security Agreement between Franklin Covey Co. and JPMorgan Chase Bank, N.A. and Zions First National Bank, dated March 14, 2007.

10.6	Revolving Line of Credit Agreement ($7,000,000) by and between Zions First National Bank and Franklin Covey Co. dated March 14, 2007.

10.7	Secured Promissory Note between Zions First National Bank and Franklin Covey Co. dated March 14, 2007.

10.8
Repayment Guaranty between Franklin Covey Co., Franklin Covey Printing, Inc., Franklin Development Corporation, Franklin Covey Travel, Inc., Franklin Covey Catalog Sales, Inc., Franklin Covey Client Sales, Inc., Franklin Covey Product Sales, Inc., Franklin Covey Services LLC, Franklin Covey Marketing, LTD., and Zions First National Bank, dated March 14, 2007.

10.9	Credit Agreement between Franklin Covey Canada, Ltd. and Toronto-Dominion Bank dated February 19, 2007.

99.1	Press release dated March 14, 2007